 [LASALLE LOGO]  LASALLE
                 INVESTMENT MANAGEMENT(R)


                                                  SEMI-ANNUAL REPORT
                                                  June 30, 2001



                                                       LaSalle
                                                       U.S. Real Estate Fund


                                                       LaSalle
                                                       Master Trust




                       LaSalle Investment Management Funds



              GLOBAL LEADERSHIP IN THE NEW WORLD OF REAL ESTATE(SM)

                              LaSalle Master Trust

                          LaSalle U.S. Real Estate Fund

                       Semi-Annual Report - June 30, 2001
                                   (Unaudited)


                                Table of Contents


                                                                  Page
                                                                  ----
          Report Highlights ....................................    1
          Letter To Shareholders ...............................    2

          LaSalle Master Trust -- U.S. Real Estate Portfolio
              Statement of Net Assets ..........................    8
              Statement of Operations ..........................   10
              Statements of Changes in Net Assets ..............   11
              Financial Highlights .............................   12
              Notes to Financial Statements ....................   13

          LaSalle Investment Management Funds Inc. --
          LaSalle U.S. Real Estate Fund
              Statement of Assets and Liabilities ..............   15
              Statement of Operations ..........................   16
              Statements of Changes in Net Assets ..............   17
              Financial Highlights .............................   18
              Notes to Financial Statements ....................   19

--------------------------------------------------------------------------------

                     LASALLE PARTNERS U.S. REAL ESTATE FUND

                               SEMI-ANNUAL REPORT

                                 JUNE 30, 2001


Report Highlights

 .    The U. S. economy at mid-year continues to weaken, but the consensus forecast calls for renewed growth beginning late this year or early next year. We believe that public real estate companies will continue to be a stabilizing factor in this economic cycle, offering good current income coupled with moderate growth and lower volatility.

 .    Growth in supply has been subdued, with public real estate companies much more disciplined builders today than their private predecessors were in the past. The rate of increase in office space available for sublet is slowing, and any increases are limited to relatively few submarkets. Overall vacancy rates remain lower than historic norms.

 .    Yield-oriented investors have recently been joined by broad-market investors interested in higher-quality companies that offer growth as well as significant current income. We believe this is a healthy market situation that sets the stage for continued outperformance by the real estate sector. The real estate companies' higher near-term earnings prospects, historically low valuations, and higher current income are contributing factors to this good relative performance.

 .    We think real estate companies will produce Funds From Operations (FFO)
     earnings growth of 7% to 8% in 2001, well above the earnings growth of S&P 500 Index companies. Including an average dividend yield of more than 6%, real estate stocks should produce total returns in excess of 12% for the next 12 months, absent changes in FFO price-earnings ratios.

 .    We believe this continues to be an excellent time to own real estate equities.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                         LaSalle U.S. Real Estate Fund

                               Semi-Annual Report

                                 June 30, 2001


Dear Shareholder:

The LaSalle U.S. Real Estate Fund seeks total return, primarily through investments in U.S. real estate securities.

The Fund's investment manager, LaSalle Investment Management (Securities) L.P., has more than a dozen professionals dedicated solely to investing in public real-estate securities. The management team brings direct operating experience in property development, management, investment and finance, as well as more than a decade of successful real estate portfolio management experience to its efforts on behalf of your Fund.


Fund Performance

The following graph represents the total return based on $10,000 investment made in the LaSalle U.S. Real Estate Fund at the trading commencement date of March 30, 1998 and held through June 30, 2001 as well as the performance of the Wilshire Real Estate Securities and NAREIT Indices over the same period. Past performance is not predictive of future performance.

                               [Performance Chart]

                                                          LaSalle U.S.
                                                        Real Estate Fund
              LaSalle U.S.          LaSalle U.S.          - Retail Class            Wilshire
           Real Estate Fund -     Real Estate Fund     adjusted for maximum       Real Estate        NAREIT
          Institutional Class      - Retail Class        5.0% sales charge      Securities Index      Index
         --------------------     ----------------     --------------------     ----------------     ------
 3/30/98         10,000                 10,000                 9,500                 10,000          10,000
 6/30/98          9,563                  9,537                 9,056                  9,540           9,540
12/31/98          8,008                  7,978                 7,576                  8,320           8,290
 6/30/99          8,408                  8,322                 7,903                  8,880           8,680
12/31/99          7,620                  7,543                 7,163                  8,060           7,910
 6/30/00          8,755                  8,643                 8,208                  9,240           8,812
12/31/00          9,957                  9,811                 9,317                 10,485           9,996
 6/30/01         10,634                 10,459                 9,932                 11,513          11,141

                                                                                        Since
                                                       Six Months   Twelve Months    Commencement
                                                         ended          ended       of Operations
                    Total Return                        6/30/01        6/30/01      March 30, 1998
                    ------------                       ----------   -------------   --------------
LaSalle U.S. Real Estate Fund -- Institutional Class      6.8%          21.5%            1.9%
LaSalle U.S. Real Estate Fund -- Retail Class             6.6%          21.0%            1.4%
LaSalle U.S. Real Estate Fund -- Retail Class
  adjusted for maximum 5.0% sales charge                  1.2%          14.9%           (0.2%)

The Performance data quoted represents past performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

On June 30, 2001, the Net Asset Value (NAV) of the Fund was $8.53 per Institutional Class share and $8.53 per Retail Class share. In addition, the Fund paid dividends in the first six months totaling $0.304 per Institutional Class share and $0.289 per Retail Class share.

Real estate stocks turned in another solid performance in the first half of 2001. Total return bested practically every broad-market benchmark, with REITs continuing the leadership they established in 2000. The highest returns were generated by regional mall, self-storage and health care REITs. The market leaders of 2000, office/industrial and apartments, underperformed in the period despite continued strong earnings growth. Whatever the sector, the best performers in the first half of the year (especially in the first quarter) were those companies with the highest dividend yields, regardless of the quality of the company paying the dividend.

It is likely that many of the new investors in REITs in this period treated the group as fungible, and opted for the highest yielding companies with little regard for a given company's prospects or financial stability. In this environment, the Fund's higher-quality portfolio did not perform as well as the REIT indexes. The performance of the highest-yielding REITs began to erode as the first half of the year drew to a close. We believe that the stage is set for the return to market leadership of the higher-quality real estate stocks as the year continues.

Growth with Stability - A Formula for Solid Market Leadership

We believe the above-average performance of the REIT sector over the past year and a half is the result of several factors. The most critical factor is the cyclical difficulties of the U. S. economy and many of its sectors, which has produced more investor interest in current income and the expected stability that comes with it. As the following table shows, real estate stocks offer the lowest standard deviation of return of any industry sector, coupled with the highest current yield.

                         [Volatility versus Yield Graph]

                        Tech             37.50%     0.26%
                        Finance          25.10%     1.65%
                        Health           21.80%     1.13%
                        Basic Serv.      21.40%     2.18%
                        Commun.          21.30%     1.63%
                        Cyclicals        19.80%     1.03%
                        Transp.          19.30%     1.08%
                        Cap. Goods       18.90%     1.29%
                        Energy           18.40%     2.13%
                        Util.            17.00%     2.93%
                        Staples          15.60%     1.34%
                        NAREIT           15.40%     6.97%

                     Source: LaSalle Investment Management

Investments with stability and a significant degree of income, coupled with some potential for appreciation, are likely to take an increasingly large share of investors' portfolios over the next decade and more. To a considerable degree this is simply a matter of demographics. People at or approaching retirement need and want stability and current income - a combination that quality real estate stocks are almost uniquely equipped to provide.

Demand for real estate stocks is likely to increase dramatically as this portfolio shift occurs. Public real estate companies have an aggregate equity market value of about $180 billion today. This amounts to only 1% of the domestic stock market. Many institutional asset allocators provide for a real estate allocation of 5% to 15% of diversified portfolios. A movement of asset allocations to even the low end of this range would imply a fivefold increase from present levels of investment.

While the relative price-earnings ratios of the S&P 500 Index have trended closer to the REITs' FFO multiples in the past few months, the difference continues to be significant.

                   [REIT Earnings Ratios versus S&P 500 Graph]

                                                  Price/4 Quarters
                                                     Forward FFO
                                      S&P 500         Multiple


                              1992     17.86            12.96
                              1993     17.9             15.3
                              1994     15.2             12.3
                              1995     14.5             10.9
                              1996     15.4             11.3
                              1997     16.2             12.6
                              1998     24.1             12.2
                              1999     25.2              8.6
                              2000     26.8              8.2
                              2001     19.34             8.7

                             Source: Goldman Sachs

Stock prices as a percent of Net Asset Values increased during the quarter, as REIT stock prices appreciated. At present levels, investors are paying little or nothing for the organizations that acquire, develop and manage the portfolios of real estate, and for the ability of a stock investor to liquidate or add to investments at will through the public market.

                   [REIT Price versus Net Asset Value Graph]

                            Jan 90          -0.158
                            Jul 90          -0.224
                            Jan 91          -0.232
                            Jul 91          -0.088
                            Jan 92           -0.06
                            Jul 92          -0.058
                            Jan 93           0.137
                            Jul 93           0.098
                            Jan 94           0.073
                            Jul 94           0.038
                            Jan 95          -0.004
                            Jul 95           0.014
                            Jan 96           0.076
                            Jul 96           0.096
                            Jan 97           0.294
                            Jul 97           0.276
                            Jan 98           0.214
                            Jul 98            0.01
                            Jan 99          -0.052
                            Jul 99          -0.056
                            Mar 00          -0.163
                            Sep 00          -0.089
                            Mar 01         -0.0723

                          Source: Green Street Advisors

We generally think the corporate and liquidity value of the better public real estate companies adds 5% to 10% to the value of their underlying real estate assets.

The bulk of the investments in the Fund are located in regions with higher growth and high barriers to new development. We believe that strong underlying demand combined with supply and planning constraints should result in above-average growth and stability of investments in these regions over the long run.

Regional Allocation

                                  [Pie Chart]
                           Northeast             20%
                           Mideast               10%
                           Southeast             13%
                           Southwest             10%
                           East North Central    13%
                           West North Central     3%
                           Pacific               24%
                           Mountain               6%


Sector Outlook

With a few exceptions, as noted below, real estate markets remain in relative balance throughout the country. We think much of the credit goes to the public real estate companies, which have shown considerable restraint in developing except when there is demonstrable demand, and a far more enlightened use of credit than has been typical in the past.

Demand for space has moderated across the board, consistent with the slowdown in the economy. Some hot markets have seen a falloff in market rents, but the previous increases in rents was so swift that the rent rolls of most landlords are still significantly below market. Rents continue to increase as leases turn over. We project Funds From Operations (FFO) earnings increases of 7.5% in 2001 and 8.6% in 2002. Including an average dividend yield of more than 6%, real estate stocks should produce total returns in excess of 12% for the next year, absent changes in FFO price-earnings ratios.

Multifamily

We continue to have a positive outlook for the multifamily dwelling sector. Very few markets are overbuilt, with new apartment construction declining 7% in 2001. We expect rental growth to average in the 4% to 6% range in 2001, with overall occupancy levels essentially unchanged.

Internal growth rates will vary by region, with the West Coast, Northeast and Mid-Atlantic markets posting the strongest results. Despite concerns about the northern California economy, we expect strong operating performance from these REITs for the remainder of the year, and above inflationary rental growth in 2002.

Given the relative weakness in the U.S. economy today, the multifamily sector should prove to be a good defensive investment. Typically, slower economic growth adversely impacts home purchases, providing support for apartment rentals. Over the longer term, demographic trends favor the apartment sector given that the fastest growing age groups in the country are people in their low- to mid-20s and empty nesters in their 50s. These two groups are the greatest users of rental housing and are projected to make up 60% of total households by 2010.

Multifamily stocks, on average, are currently trading at a 10% discount to net asset value despite solid fundamentals. We continue to focus on apartment companies concentrated in supply-constrained markets, believing that these companies will remain outperformers over the next several years.

Office / Industrial

Overall, market fundamentals remain reasonably healthy, with vacancy rates at or below long-term averages. Market rental rates are likely to hold steady or decrease slightly throughout the rest of 2001, with resumption of growth in mid- to late-2002. In-place rents are still below market rents, especially in the high barrier-to-entry and tech-dominated markets located on both coasts.

We expect that office and industrial REITs will show same store net operating income (NOI) growth of between 2% and 5% annually over the next few years, which should produce a growth rate of 6% to 12% FFO growth rate through 2002 and beyond.

We focus our investments in the larger, higher-quality companies with lower payouts and current dividends. We believe that these quality companies, which have better long-term growth prospects, are poised for a period of superior performance.


Retail

Retail fundamentals are solid in a historical context, but are softening relative to the performance of the last three years. As the economy has cooled, we have seen a slowdown in internal growth generated by the retail companies, and we expect average internal growth of 3% to 4% in 2001 for regional malls and 2% to 3% for the neighborhood shopping centers.

Many of the retail companies, particularly the regional mall companies, have realized significant interest expense savings as a result of the easing of the interest rates by the Federal Reserve over the first six months of the year. The impact of interest expense savings should offset the slower internal growth. Looking ahead to 2002, we remain cautious with respect to our retail investments, and will wait for a turnaround in retailer sales growth as a catalyst before becoming more bullish on the sector.


Hospitality

Cutbacks in business travel have impacted lodging fundamentals year-to-date, but leisure demand is off only slightly, suggesting that the current economic slowdown is specific to corporate America. The bright spot in the sector is supply growth, which should continue to decrease, moving to levels below the long-term historical average in both 2002 and 2003. It is unlikely that supply growth will accelerate in the near future in light of tighter lending standards, increased construction costs and weakening hotel demand.

Hotel stocks continue to outperform the NAREIT Equity Index, largely due to expectations that the economy will rebound in 2002 under favorable supply conditions. We continue to focus on upscale and luxury hotels located in major urban centers based on the premise that once the economy rebounds these companies will generate better and more consistent growth.


Investment Strategy

As a result of the strong year-to-date stock performance of high yield, second-tier REITs; the relative attractiveness of the top-tier companies has improved. We have increased our emphasis on many of the top-tier companies that lagged in the first half of the year. We believe that they are generally less likely to have earnings disappointments, their properties have better growth potential and their valuations remain attractive. Going forward, we expect many of the second-tier companies with lesser quality assets to be negatively impacted by weakening real estate fundamentals.

The Fund's fundamental focus is on high quality, market dominant companies, with appropriate concern for valuation. We believe these companies have the ability to command their region or sector, and that their financial flexibility and superior management will enable them to compete effectively in the changing real estate and economic environment.

We supplement investments with holdings in selected companies that have the potential to become market dominant in the future, or where we expect that an event or other change in a company's condition or environment will produce attractive returns over the intermediate term.

We believe this continues to be an excellent time to initiate or increase positions in real estate equities.



Very truly yours,

/s/ William K. Morrill, Jr.   /s/ Keith R. Pauley         /s/ James A. Ulmer III

William K. Morrill, Jr.       Keith R. Pauley             James A. Ulmer III
President                     Executive Vice President    Vice President


July 30, 2001
                                       7

LaSalle Master Trust -- U.S. Real Estate Portfolio
--------------------------------------------------------------------------------

Statement of Net Assets
June 30, 2001  (Unaudited)

                                                          Shares       Value
------------------------------------------------------------------------------
REAL ESTATE SECURITIES -- 98.8%

Apartments -- 23.3%
    Apartment Investment & Management Co. ............    4,900     $  236,180
    Archstone Communities Trust ......................    2,100         54,138
    Avalonbay Communities, Inc. ......................    4,688        219,164
    BRE Properties, Inc., Class A Shares .............    4,600        139,380
    Camden Property Trust ............................    3,400        124,780
    Equity Residential Properties Trust ..............    5,300        299,715
    Essex Property Trust, Inc. .......................    1,200         59,460
                                                                    ----------
                                                                     1,132,817
                                                                    ----------
Diversified/Other -- 8.8%
    Beacon Capital Partners, Inc. (a) (b) ............    9,250         33,208
    Catellus Development Corp.* ......................    5,300         92,485
    Frontline Capital Group* .........................    2,300          3,450
    iStar Financial, Inc. ............................    2,400         67,680
    Vornado Realty Trust .............................    5,900        230,336
                                                                    ----------
                                                                       427,159
                                                                    ----------
Hotels -- 9.6%
    Host Marriott Corp. ..............................    6,700         83,884
    LaSalle Hotel Properties .........................    2,800         49,896
    Starwood Hotels & Resorts Worldwide, Inc. ........    9,000        335,520
                                                                    ----------
                                                                       469,300
                                                                    ----------
Office/Industrial -- 39.4%
    AMB Property Corp. ...............................    4,800        123,648
    Boston Properties, Inc. ..........................    7,100        290,390
    Duke-Weeks Realty Corp. ..........................    9,752        242,337
    Equity Office Properties Trust ...................    9,388        296,942
    Kilroy Realty Corp. ..............................    5,000        145,500
    Mack-Cali Realty Corp. ...........................    2,300         65,504
    Mission West Properties, Inc. ....................    4,300         60,415
    ProLogis Trust ...................................   10,000        227,200
    PS Business Parks, Inc. ..........................    4,850        135,800
    Reckson Associates Realty Corp. ..................    4,500        103,500
    SL Green Realty Corp. ............................    1,200         36,372
    Spieker Properties, Inc. .........................    3,200        191,840
                                                                    ----------
                                                                     1,919,448
                                                                    ----------


    The accompanying notes are an integral part of the financial statements.

LaSalle Master Trust -- U.S. Real Estate Portfolio
--------------------------------------------------------------------------------

Statement of Net Assets -- Concluded
June 30, 2001  (Unaudited)

                                                             Shares      Value
--------------------------------------------------------------------------------
Regional Malls -- 7.9%
    General Growth Properties, Inc. ......................    1,200   $   46,152
    The Rouse Co. ........................................    2,700       77,355
    Simon Property Group Inc. ............................    6,700      200,799
    Taubman Centers, Inc. ................................    4,300       60,200
                                                                      ----------
                                                                         384,506
                                                                      ----------
Retail -- 4.0%
    Kimco Realty Corp. ...................................    2,000       94,700
    Pan Pacific Retail Properties, Inc. ..................    3,900      101,400
                                                                      ----------
                                                                         196,100
                                                                      ----------
Self Storage -- 5.8%
    Public Storage, Inc. .................................    7,800      231,270
    Storage USA, Inc. ....................................    1,500       54,000
                                                                      ----------
                                                                         285,270
                                                                      ----------
    Total Real Estate Securities (Cost $4,351,241) .......             4,814,600
                                                                      ----------
SHORT TERM INVESTMENTS -- 1.2%

    Temporary Investment Fund, Inc. -- TempCash Portfolio    63,597       29,394
    Temporary Investment Fund, Inc. -- TempFund Portfolio    63,596       29,393
                                                                      ----------
    Total Short Term Investments (Cost $58,787) ..........                58,787
                                                                      ----------
TOTAL INVESTMENTS (Cost -- $4,410,028)+ -- 100.0% ........             4,873,387
Liabilities in Excess of Other Assets -- 0.0% ............                (2,395)
                                                                      ----------
NET ASSETS -- 100.0% .....................................            $4,870,992
                                                                      ==========

---------------

+    Cost for Federal income tax purposes is $4,464,672.

*    Non-income producing security.

(a) Security valued at fair value as determined in good faith under procedures established and monitored by the Board of Trustees. Beacon Capital Partners, Inc. incorporates the voting trust rights to Cypress Communications, Inc. and Internap Network Services Corp. At June 30, 2001, this security represented 0.7% of net assets.

(b) Security exempt from registration under Rule 144A of Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers.


    The accompanying notes are an integral part of the financial statements.

LaSalle Master Trust -- U.S. Real Estate Portfolio
-------------------------------------------------------------------------------

Statement of Operations
For the period ended June 30, 2001 (Unaudited)

-------------------------------------------------------------------------------

Investment Income:
    Dividend income ................................................   $215,835
    Interest income ................................................      1,482
                                                                       --------
        Total Investment Income ....................................    217,317
                                                                       --------
Expenses:
    Administration and accounting fees .............................     48,604
    Advisory fees ..................................................     15,988
    Audit fees .....................................................     14,403
    Directors fees .................................................      9,974
    Amortization of deferred organizational costs ..................      9,135
    Legal fees .....................................................      8,083
    Custodian fees .................................................      6,767
    Insurance expenses .............................................      4,692
    Transfer agent fees ............................................      3,426
    Other expenses .................................................      1,797
                                                                       --------
        Total Expenses .............................................    122,869
                                                                       --------
    Less: Fee waivers ..............................................     (2,580)
                                                                       --------
        Net Expenses ...............................................    120,289
                                                                       --------
Net Investment Income ..............................................     97,028
                                                                       --------
Net realized (loss) and unrealized gain on investments:
    Net realized gain on investments ...............................    172,677
    Net change in unrealized depreciation on investments ...........    (32,243)
                                                                       --------
Net realized (loss) and unrealized gain on investment transactions .    140,434
                                                                       --------
Net increase in net assets resulting from operations ...............   $237,462
                                                                       ========

---------------


    The accompanying notes are an integral part of the financial statements.

LaSalle Master Trust -- U.S. Real Estate Portfolio
--------------------------------------------------------------------------------

Statements of Changes in Net Assets

                                                                               For the
                                                                             period ended         For the
                                                                             June 30, 2001      year ended
                                                                              (Unaudited)    December 31, 2000
--------------------------------------------------------------------------------------------------------------
Operations:
    Net investment income ................................................    $    97,028      $    614,415
    Net realized gain/(loss) on investments ..............................        172,677        (3,038,793)
    Net change in unrealized appreciation/(depreciation) on investments ..        (32,243)        6,054,856
                                                                              -----------      ------------
    Net increase in net assets resulting from operations .................        237,462         3,630,478
                                                                              -----------      ------------

Capital Share Transactions:
    Contributions ........................................................        400,044         4,057,375
    Withdrawals ..........................................................     (1,329,624)      (23,186,754)
                                                                              -----------      ------------
    Net (decrease) in net assets resulting from capital share transactions       (929,580)      (19,129,379)
                                                                              -----------      ------------

Net (decrease) in net assets .............................................       (692,118)      (15,498,901)

Net assets at beginning of period ........................................      5,563,110        21,062,011
                                                                              -----------      ------------

Net assets at end of period ..............................................    $ 4,870,992      $  5,563,110
                                                                              ===========      ============

---------------


    The accompanying notes are an integral part of the financial statements.

LaSalle Master Trust -- U.S. Real Estate Portfolio
--------------------------------------------------------------------------------

Financial Highlights

--------------------------------------------------------------------------------

                                                                                                            For the
                                                                                                          period from
                                                              For the        For the        For the        March 30,
                                                           period ended    year ended      year ended    1998* through
                                                           June 30, 2001   December 31,   December 31,   December 31,
                                                            (Unaudited)        2000          1999            1998
                                                           -------------   ------------   ------------   -------------
Net assets, end of period (000's) ......................      $4,871          $5,563        $21,062         $29,915

Ratio of net expenses to average net assets (1) ........        4.66%           1.96%          1.39%           1.27%

Ratio of net investment income to average net assets (2)        3.76%           4.26%          5.47%           5.10%

Portfolio turnover rate ................................           8%             52%            23%             31%

---------------

*    Commencement of operations

(1)  Annualized for periods less than 1 year.

(2) The expense ratio without waivers and reimbursements for the period ended June 30, 2001, the years ended December 31, 2000 and 1999, and the period ended December 31, 1998 would have been 4.76%, 2.10%, 1.60% and 1.55%, respectively.

(3) The net investment income ratio without waivers and reimbursements for the period ended June 30, 2001, the years ended December 31, 2000 and 1999, and the period ended December 31, 1998 would have been 3.66%, 4.12%, 5.25% and 4.82%, respectively.


    The accompanying notes are an integral part of the financial statements.

LaSalle Master Trust -- U.S. Real Estate Portfolio
--------------------------------------------------------------------------------

Notes to Financial Statements (Unaudited)

--------------------------------------------------------------------------------

Note 1 -- Organization

LaSalle Master Trust (the "Trust"), a Delaware business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company currently offering one portfolio: U.S. Real Estate Portfolio (the "Portfolio"). The Trust was organized on December 29, 1997 and commenced operations on March 30, 1998. On that date, the LaSalle U.S. Public Real Estate Securities Fund, L.P. and the LaSalle Partners U.S. Real Estate Fund contributed assets with a value of $38,411,064 and $100,000, respectively, in exchange for beneficial interest in the Portfolio. The Trust operates under a "master/feeder" structure where the feeder funds invest substantially all of their investable assets in the Trust.


Note 2 -- Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in accordance with generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a) Security Valuation:

Portfolio securities traded on a national exchange on the valuation date are valued at the last quoted sales price. Exchange traded securities for which there have been no reported sales on the valuation date and securities traded primarily in the over-the-counter market are valued at the last quoted bid price. Securities or other assets for which market quotations are not readily available are valued at their fair value determined in good faith under procedures established and monitored by the Trust's Board of Trustees. These procedures may include the use of an independent pricing service which calculates prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to value from dealers; and general market conditions. Proceeds resulting from the sale of these securities may differ significantly from the fair value assigned by the Board of Trustees. Debt obligations with maturities of 60 days or less are valued at amortized cost.

b) Federal Income Taxes:

The Trust is classified as a partnership for federal income tax purposes. Any interest, dividends and gains or losses of the Trust will be deemed to have been Opassed throughO to the feeder funds.

It is intended that the Portfolio will be managed in such a way that an investor will be able to satisfy the requirements of the Internal Revenue Code applicable to regulated investment companies.

c) Investment Income and Security Transactions:

Security transactions are accounted for on the date the securities are purchased or sold. Costs used in determining realized gains and losses on the sale of investment securities are those specific to securities sold. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Expenses solely attributable to the Trust are charged directly to the Trust, while common expenses attributable to both the Trust and the feeder fund are allocated among both.

LaSalle Master Trust-- U.S. Real Estate Portfolio
--------------------------------------------------------------------------------

Notes to Financial Statements (Unaudited) Concluded

--------------------------------------------------------------------------------

d) Deferred Organization Costs:

The Trust has capitalized certain costs in connection with its organization. All such costs are being amortized on a straight-line basis over a five-year period beginning on the date of the commencement of operations.


Note 3 -- Agreements and Other Transactions with Affiliates

The Trust has entered into an Investment Management Agreement with LaSalle Investment Management (Securities) L.P. (the "Manager"). The Manager is entitled to a fee from the Portfolio, which is accrued daily and payable monthly, at an annual rate of 0.75% of the Portfolio's average daily net assets. For the period ended June 30, 2001, the Manager voluntarily waived fees totalling $2,580. Certain officers and trustees of the Trust are also affiliates of the Manager. No officer or trustee of the Trust who is an officer, director, or shareholder of the Manager receives any compensation from the Trust.

The Trust has entered into an Administration and Accounting Services Agreement with PFPC Inc. (the "Administrator"), under which the Administrator provides administration and accounting services to the Trust pursuant to the Agreement. In accordance with the agreement, the Administrator discontinued its waiver on April 1, 2000.


Note 4 -- Securities Transactions

For the period ended June 30, 2001, purchases of portfolio securities (other than short-term securities) were $542,509. Sales of portfolio securities were $1,352,004.


Note 5 -- Investment Transactions:

At June 30, 2001, gross unrealized appreciation and depreciation for federal income tax purposes of investment securities for the Portfolio was as follows:

              Gross Unrealized Appreciation ..........   $ 677,176
              Gross Unrealized Depreciation ..........    (213,816)
                                                         ---------
                                                         $ 463,360
                                                         =========

LaSalle Investment Management Funds, Inc. -- LaSalle U.S. Real Estate Fund
--------------------------------------------------------------------------------

Statement of Assets and Liabilities
June 30, 2001 (Unaudited)

--------------------------------------------------------------------------------

ASSETS:
    Investment in LaSalle Master Trust -- U.S. Real Estate Portfolio ....     $4,871,108
    Deferred organization costs .........................................         42,799
    Receivable from Investment Manager ..................................         56,257
    Prepaid expenses ....................................................         22,048
                                                                              ----------
        Total Assets ....................................................      4,992,212
                                                                              ----------

LIABILITIES:
    Distribution payable to shareholders ................................         61,045
    Accrued expenses and other liabilities ..............................         28,488
                                                                              ----------
        Total Liabilities ...............................................         89,533
                                                                              ----------
NET ASSETS ..............................................................     $4,902,679
                                                                              ==========

COMPOSITION OF NET ASSETS:
    Capital Stock, par value $.01 per share, 100,000,000 shares authorized    $    4,805
    Additional paid-in capital ..........................................      4,463,147
    Undistributed net investment income .................................          3,509
    Accumulated net realized gain on investments ........................         36,086
    Net unrealized appreciation on investments ..........................        395,132
                                                                              ----------
                                                                              $4,902,679
                                                                              ==========

NET ASSET VALUE PER SHARE:
    Institutional Class: Net Assets .....................................     $4,602,801
    Shares outstanding ..................................................        539,369
                                                                              ----------

    Net Asset Value, Offering and Redemption Price per Share ............     $     8.53
                                                                              ==========

    Retail Class: Net Assets ............................................     $  299,878
    Shares outstanding ..................................................         35,141
                                                                              ----------

    Net Asset Value and Redemption Price per Share ......................     $     8.53
                                                                              ==========

    Maximum Offering Price Per Share ($8.53/0.95) .......................     $     8.98
                                                                              ==========

    The accompanying notes are an integral part of the financial statements.

LaSalle Investment Management Funds, Inc. -- LaSalle U.S. Real Estate Fund
--------------------------------------------------------------------------------

Statement of Operations
For the period ended 30 June, 2001 (Unaudited)

--------------------------------------------------------------------------------

Investment Income:
    Investment Income allocated from LaSalle Master Trust --
      U.S. Real Estate Portfolio ...........................................   $ 216,373
    Expenses allocated from LaSalle Master Trust --
      U.S. Real Estate Portfolio ...........................................     (92,555)
                                                                               ---------
    Net Investment Income allocated from LaSalle Master Trust --
      U.S. Real Estate Portfolio ...........................................     123,818
                                                                               ---------

Expenses:
    Transfer agent fees ....................................................      46,244
    Administration and accounting fees .....................................      19,604
    Legal fees .............................................................       9,841
    State registration fees ................................................      10,408
    Amortization of organizational costs ...................................       9,428
    Directors fees .........................................................       8,831
    Audit fees .............................................................       2,556
    Distribution fees -- Retail Class ......................................         355
    Shareholders' services .................................................         213
    Other expenses .........................................................      18,087
                                                                               ---------
        Total Expenses .....................................................     125,567
                                                                               ---------

    Less: Expense reimbursements ...........................................    (190,410)
                                                                               ---------

Net Investment Income ......................................................     188,661
                                                                               ---------

Net realized and unrealized gain on investments from LaSalle Master Trust --
  U.S. Real Estate Portfolio:
    Net realized gain on investments .......................................     123,524
    Net change in unrealized appreciation on investments ...................      21,561
                                                                               ---------

Net realized and unrealized gain on investments ............................     145,085
                                                                               ---------

Net increase in net assets resulting from operations .......................   $ 333,746
                                                                               =========


    The accompanying notes are an integral part of the financial statements.

LaSalle Investment Management Funds, Inc. -- LaSalle U.S. Real Estate Fund
--------------------------------------------------------------------------------
Statement of Changes in Net Assets

                                                                For the           For the
                                                             period ended       year ended
                                                             June 30, 2001   December 31, 2000
                                                              (Unaudited)
----------------------------------------------------------------------------------------------
Operations:
    Net investment income .................................   $  188,661        $  234,991
    Net realized gain on investments from
      LaSalle Master Trust -- U.S Real Estate Portfolio ...      123,524           294,795
    Change in unrealized appreciation of investments from
      LaSalle Master Trust -- U.S. Real Estate Portfolio ..       21,561           630,964
                                                              ----------        ----------
    Net increase in net assets resulting from operations ..      333,746         1,160,750
                                                              ----------        ----------
Distributions to Shareholders:
    From net investment income:
    Institutional Class ...................................     (178,795)         (240,271)
    Retail Class ..........................................      (10,050)          (19,080)
                                                              ----------        ----------
    Total from net investment income ......................     (188,845)         (259,351)
                                                              ----------        ----------
    From net realized gains:
    Institutional Class ...................................           --          (278,379)
    Retail Class ..........................................           --           (17,903)
                                                              ----------        ----------
    Total from net realized gains .........................           --          (296,282)
                                                              ----------        ----------
    Total Distributions ...................................     (188,845)         (555,633)
                                                              ----------        ----------
Capital Share Transactions:
    Net increase/(decrease) in net assets resulting from
      capital share transactions ..........................     (379,585)        2,770,340
                                                              ----------        ----------
    Total increase (decrease) in net assets ...............     (234,684)        3,375,457
                                                              ----------        ----------
    Net assets at beginning of period .....................    5,137,363         1,761,906
                                                              ----------        ----------
    Net assets at end of period ...........................   $4,902,679        $5,137,363
                                                              ==========        ==========

    The accompanyibg notes are an integral part of the financial statements.

LaSalle Investment Management Funds, Inc. -- LaSalle U.S. Real Estate Fund
--------------------------------------------------------------------------------
Financial Highlights
For a share outstanding throughout the period
--------------------------------------------------------------------------------

                                                                                                               For the period
                                          For the period          For the year           For the year        from March 30, 1998*
                                        ended June 30, 2001           ended                  ended                 through
                                            (Unaudited)         December 31, 2000      December 31, 1999      December 31, 1998
                                       ---------------------  ---------------------  ---------------------  ----------------------
                                       Institutional  Retail  Institutional  Retail  Institutional  Retail  Institutional  Retail
                                           Class      Class       Class      Class       Class      Class        Class      Class
                                       -------------  ------  -------------  ------  -------------  ------  -------------  -------
Net asset value, beginning of period      $ 8.29      $ 8.29     $ 7.17      $ 7.17     $ 7.76      $ 7.77     $ 10.00     $ 10.00
                                          ------      ------     ------      ------     ------      ------     -------     -------
Increase/(Decrease) from operations:
Net investment income from operations       0.30        0.42       0.39        0.36       0.35        0.31        0.26        0.22
Net realized and unrealized gain
  (loss) on investments .............       0.24        0.11       1.72        1.71      (0.70)      (0.71)      (2.24)      (2.23)
                                          ------      ------     ------      ------     ------      ------     -------     -------
Total from investment operations ....       0.54        0.53       2.11        2.07      (0.35)      (0.40)      (1.98)      (2.01)
                                          ------      ------     ------      ------     ------      ------     -------     -------
Less Distributions:
Distributions from net investment
  income ............................      (0.30)      (0.29)     (0.51)      (0.47)     (0.24)      (0.20)      (0.24)      (0.20)
Distributions from net realized gains         --          --      (0.48)      (0.48)        --          --          --          --
Distributions from return of capital          --          --         --          --         --          --       (0.02)      (0.02)
                                          ------      ------     ------      ------     ------      ------     -------     -------
Total Distributions .................      (0.30)      (0.29)     (0.99)      (0.95)     (0.24)      (0.20)      (0.26)      (0.22)
                                          ------      ------     ------      ------     ------      ------     -------     -------
Net asset value, end of period ......     $ 8.53      $ 8.53     $ 8.29      $ 8.29     $ 7.17      $ 7.17     $  7.76     $  7.77
                                          ======      ======     ======      ======     ======      ======     =======     =======

Total Return (1) ....................       6.80%       6.60%     30.31%      29.70%     (4.58)%     (5.19)%    (19.92)%    (20.22)%
Ratios/Supplementary Data:
Net assets, end of period (000) .....     $4,603      $  300     $4,827      $  310     $1,470      $  292     $   154     $    45
Ratio of net expenses to average net
  assets (2)(3)(5) ..................       1.05%       1.45%      1.05%       1.45%      1.05%       1.45%       1.05%       1.45%
Ratio of net investment income to
  average net assets (2)(4)(5) ......       7.35%       6.74%      5.79%       5.01%      6.15%       5.11%       4.28%       3.93%
Portfolio turnover rate on LaSalle
  Master Trust--U.S. Real Estate
  Portfolio .........................          8%          8%        52%         52%        31%         31%         31%         31%

* Commencement of operations.

(1) Not annualized.

(2) Annualized for periods less than 1 year.

(3) The expense ratio without waivers and reimbursements for the period ended June 30, 2001, the years ended December 31, 2000 and 1999, and the period ended December 31, 1998, for the Institutional Class would have been 8.81%, 6.61%, 16.82% and 113.17%, respectively. For the same periods, the Retail Class ratios would have been 10.64%, 15.46%, 28.39% and 143.31%, respectively.

(4) The net investment income ratios without waivers and reimbursements for the period ended June 30, 2001, the years ended December 31, 2000 and 1999, and the period ended December 31, 1998, for the Institutional Class would have been (0.41)%, 0.24%, (9.63)% and (106.79)%, respectively. For the same periods, the Retail Class ratios would have been (6.58)%, (9.00)%, (21.80)% and (136.93)%, respectively.

(5) Expense and net investment income ratios represent the combined ratios for LaSalle U.S. Real Estate Fund and its pro rata share of the LaSalle Master Trust -- U.S. Real Estate Portfolio's expenses and income.

LaSalle Investment Management Funds, Inc. -- LaSalle U.S. Real Estate Fund
--------------------------------------------------------------------------------
Notes to Financial Statements -- (Unaudited)


--------------------------------------------------------------------------------

Note 1 -- Organization

LaSalle Investment Management Funds, Inc. (the "Company"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company currently offering one series: LaSalle U.S. Real Estate Fund (the "Fund"). The Company was organized on December 29, 1997 and commenced operations on March 30, 1998. The Fund invests solely in the U.S. Real Estate Portfolio of the LaSalle Master Trust (the "Portfolio"). The value of the Fund's investment in the Portfolio, included in the accompanying Statement of Assets and Liabilities, reflects the Fund's beneficial interest in the net assets of the Portfolio. At June 30, 2001, the Fund held a 100.0% interest in the Portfolio. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.


Note 2 -- Significant Accounting Policies

The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a) Security Valuations:

The value of the Fund's beneficial interest in the Portfolio is determined by multiplying the net assets of the Portfolio by the Fund's proportionate share of the Portfolio. Valuation of securities held by the Portfolio is discussed in
Note 2(a) of the financial statements of LaSalle Master Trust.

b) Federal Income Taxes:

It is the Fund's intention to qualify as a regulated investment company under the Internal Revenue Code and distribute all of its taxable income, including any net realized gains to shareholders. Accordingly, no provision for federal taxes is required in the financial statements.

c) Investment Income and Security Transactions:

The Fund records its proportionate share of the Portfolio's net investment income, realized and unrealized gains and losses. The Fund receives daily allocations of investment operations from the Portfolio based on its beneficial interest in the Portfolio.

d) Deferred Organization Expenses:

The Fund bears all costs in connection with its organization. All such costs are amortized on a straight-line basis over a five-year period beginning on the date of the commencement of operations.

e) Distributions to Shareholders:

Dividends, if any, from net investment income are declared and paid quarterly. Net realized gains from investment transactions, if any, are distributed at least annually. Distributions to shareholders are recorded on the ex-dividend date.

LaSalle Investment Management Funds, Inc. -- LaSalle U.S. Real Estate Fund
--------------------------------------------------------------------------------
Notes to Financial Statements -- (Unaudited) Continued

--------------------------------------------------------------------------------


The amount of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income or net realized gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of capital.

f) Multiple Classes of Shares:

The Fund is divided into Institutional and Retail Class shares. The Retail Class of shares is separately charged its distribution and shareholder services fees. Income and expenses that are not specific to a particular class, and realized and unrealized gains and losses, are allocated to each class based on the daily value of the shares of each class in relation to the total value of the Fund. Dividends are declared separately for each class and the per-share amounts reflect differences in class-specific expenses.


Note 3 -- Agreements and Other Transactions with Affiliates

LaSalle Investment Management (Securities) L.P. (the "Manager"), has contractually agreed to reimburse the operating expenses in excess of 1.45% and 1.05% for the Retail and Institutional Classes respectively. For the period ended June 30, 2001, the Manager reimbursed the Fund $190,410. Certain officers and directors of the Company are also officers, directors, and shareholders of the Manager. No officer or director of the Company who is an officer, director or shareholder of the Manager receives any compensation from the Fund.

The Company has entered into an Administration Agreement with PFPC Inc. (the "Administrator"), whereby the Administrator provides certain fund accounting and administrative services to the Fund.

Funds Distributor, Inc. (the "Distributor") serves as the principal underwriter and distributor of the Fund. The Company has adopted a distribution plan for the Retail Class of the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940. The plan provides for the payment of a distribution fee from the assets of the Retail Class for activities primarily intended to result in the sale of Retail Class shares. Distribution fees paid under the plan may not exceed 0.75% annually of the average daily net assets of the Retail Class. The Board of Directors of the Company has authorized payment of an annual distribution fee of 0.25%. For the period ended June 30, 2001, there was $355 accrued in distribution fees.

Under a shareholder services plan adopted for the Retail Class, the Fund may pay shareholder services fees to financial services firms and others who have entered into shareholder services agreements with the Company. These fees are paid for services provided to Retail Class shareholders, including shareholder assistance and communications and maintenance of shareholder accounts. Shareholder services fees paid under the plan may not exceed 0.25% annually of the average net assets of the Retail Class attributable to applicable shareholder accounts. The Board of Directors of the Company has authorized payment of an annual shareholder services fee of 0.15% of average daily net assets. For the period ended June 30, 2001, there was $213 accrued in shareholder services fees.

LaSalle Investment Management Funds, Inc. -- LaSalle U.S. Real Estate Fund
--------------------------------------------------------------------------------
Notes to Financial Statements -- (Unaudited) Concluded


--------------------------------------------------------------------------------


Note 4 -- Share Capital:

The Fund is authorized to issue up to 50 million Retail Class shares and 50 million Institutional Class shares with a par value of $.01 per share. Transactions in shares of capital stock, for the period ended June 30, 2001, were as follows:

                                              Institutional Class
                                -----------------------------------------------
                                    Period ended               Year ended
                                    June 30, 2001          December 31, 2000
                                ---------------------    ----------------------
                                 Shares       Amount      Shares       Amount
                                --------    ---------    --------    ----------
Shares issued ..............      21,380    $ 174,906     462,286    $3,470,486
Shares reinvested ..........      56,940      460,139      22,721       179,358
Shares redeemed ............    (121,116)    (996,469)   (107,720)     (848,303)
                                --------    ---------    --------    ----------
Net increase/(decrease) ....     353,761    $(361,424)    377,287    $2,801,541
                                ========    =========    ========    ==========

                                                 Retail Class
                                -----------------------------------------------
                                    Period ended               Year ended
                                    June 30, 2001          December 31, 2000
                                ---------------------    ----------------------
                                 Shares       Amount      Shares       Amount
                                --------    ---------    --------    ----------
Shares issued ..............       3,208    $  26,142      13,417    $  101,389
Shares reinvested ..........       3,462       28,022       2,005        15,496
Shares redeemed ............      (8,968)     (72,325)    (18,768)     (148,086)
                                --------    ---------    --------    ----------
Net increase/(decrease) ....      (2,298)   $ (18,161)     (3,346)   $  (31,201)
                                ========    =========    ========    ==========

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a Fund prospectus containing more information about the Fund, including expenses. Please read the prospectus carefully before you invest or send your money.

The Fund's shares are not deposits or obligations of, or guaranteed or endorsed by, any bank. The shares are not federally insured by the FDIC, Federal Reserve Board or any other governmental agency, and are subject to investment risks, including possible loss of principal amount invested.

Distributor: Funds Distributor, Inc.